Exhibit 99.1

Cytek® Biosciences Names Chris Williams Chief Operating Officer

Experienced Biotech, Pharmaceutical Industry Leader to Guide Operations Growth and Scalability

FREMONT, Calif., October 31, 2022 – Cytek Biosciences, Inc. (Nasdaq: CTKB) today announced that Chris Williams has been appointed chief operating officer for the company. In this role, Williams will lead and execute the company’s global operations strategy to scale up its capability to support its mission as a full solution provider to its customers. Williams’ appointment is effective immediately, reporting directly to Dr. Wenbin Jiang, chairman and CEO of Cytek Biosciences.

“I believe the depth and scale of Cytek’s scientific and technological progress has put the company in a strong market position for continued growth,” said Williams. “This new position allows me to continue my focus on cellular biology, discovery and development in support of improved health and therapies, while also supporting Cytek’s planned expansion into new areas. I look forward to helping Cytek as it seeks to capture dynamic growth opportunities, build on its successes, and leverage its capabilities in support of current and future customer needs.”

Prior to joining Cytek, Williams served as vice president of engineering, technology, operations and innovation for Thermo Fisher’s Pharma Services Group. Before that, he was vice president and general manager for single use technologies and vice president and general manager for bioprocess equipment and automation – both at Thermo Fisher Scientific. He also served as vice president of site engineering for Bayer Pharmaceuticals Division.

“Chris joins Cytek at an extremely important time, as we are on a growth trajectory that requires the ability to scale,” said Dr. Jiang. “Our focus is on ensuring that this growth is conducted efficiently as we target markets with larger scale, and automation and process improvements are critical components of this. Chris is very process oriented and has extensive industry knowledge and experience – making him an ideal person to lead us forward and make the most of our growth opportunities. He comes from an organization where he has done this before, and he will look to replicate his successes at Cytek.”

Williams holds a Bachelor of Science degree in Mechanical Engineering from the University of Texas at Austin.

For more information, please visit www.cytekbio.com.

About Cytek Biosciences, Inc.

Cytek Biosciences (Nasdaq: CTKB) is a leading cell analysis solutions company advancing the next generation of cell analysis tools by delivering high-resolution, high-content and high-sensitivity cell analysis utilizing its patented Full Spectrum Profiling™ (FSP™) technology. Cytek’s novel approach harnesses the power of information within the entire spectrum of a fluorescent signal to achieve a higher level of multiplexing with precision and sensitivity. Cytek’s FSP platform includes its core instruments, the Aurora and Northern Lights™ systems; its cell sorter, the Aurora CS; and reagents, software and services to provide a comprehensive and integrated suite of solutions for its customers. Cytek is headquartered in Fremont, California with offices and distribution channels across the globe. More information about the company and its products is available at www.cytekbio.com.

Other than Cytek’s Northern Lights CLC system and certain reagents for use therewith, which are available for clinical use in countries where the regulatory approval has been obtained from the local regulatory authorities, including China and the European Union, Cytek’s products are for research use only and not for use in diagnostic procedures. Please contact your local sales representatives for the status of local regulatory approval.

Cytek, Full Spectrum Profiling, FSP and Northern Lights are trademarks or registered trademarks of Cytek Biosciences, Inc.

In addition to filings with the Securities and Exchange Commission (SEC), press releases, public conference calls and webcasts, Cytek uses its website (www.cytekbio.com), LinkedIn page and corporate Twitter account as channels of distribution of information about its company, products, planned financial and other announcements, attendance at upcoming investor and industry conferences and other matters. Such information may be deemed material information and Cytek may use these channels to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor Cytek’s website, LinkedIn page, and Twitter account in addition to following its SEC filings, news releases, public conference calls and webcasts.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. All statements, other than statements of historical facts, may be forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include statements regarding Cytek Biosciences’ global operations strategy to scale up its capability; strong market position for continued growth and its growth opportunities; planned expansion into new areas and to target markets with larger scale; plans to capture dynamic growth opportunities, build on its successes, and leverage its capabilities in support of current and future customer needs; and ability to ensure that growth is conducted efficiently as Cytek targets markets with larger scale. These statements are based on management’s current expectations, forecasts, beliefs, assumptions and information currently available to management. These statements also deal with future events and involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Factors that could cause actual results to differ materially include risks and uncertainties such as those relating to market conditions; the ongoing COVID-19 pandemic; Cytek Biosciences’ dependence on certain sole and single source suppliers; competition; market acceptance of Cytek Biosciences’ current and potential products; Cytek Biosciences’ ability to manage the growth and complexity of its organization; Cytek Biosciences’ ability to maintain, protect and enhance its intellectual property; and Cytek Biosciences’ ability to continue to stay in compliance with its material contractual obligations, applicable laws and regulations. You should refer to the section entitled “Risk Factors” set forth in Cytek Biosciences’ Quarterly Report on Form 10-Q filed with the SEC on August 10, 2022 and other filings Cytek Biosciences makes with the SEC from time to time for a discussion of important factors that may cause actual results to differ materially from those expressed or implied by Cytek Biosciences’ forward-looking statements. Although Cytek Biosciences believes that the expectations reflected in the forward-looking statements are reasonable, it cannot provide any assurance that these expectations will prove to be correct nor can it guarantee that the future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or occur. The forward-looking statements in this press release are based on information available to Cytek Biosciences as of the date hereof, and Cytek Biosciences disclaims any obligation to update any forward-looking statements provided to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing Cytek Biosciences’ views as of any date subsequent to the date of this press release.

Media Contact:

Stephanie Olsen

Lages & Associates

(949) 453-8080

stephanie@lages.com

Investor Contact:

Paul Goodson

Head of Investor Relations

Cytek Biosciences

pgoodson@cytekbio.com